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                                                                   EXHIBIT 10.8b


                                    AGREEMENT

         THIS AGREEMENT made and entered into this 2nd day of March, 1961, by and between ROSE PASQUALETTI PERKINS, some times called ROSE PASQUALETTI JENKINS, AMOS PASQUALETTI, husband of Edna Pasqualetti, ANTHONY PASQUALETTI, also known as Tony Pasqualetti, a single man and BEN PASQUALETTI, JR., a single man, hereinafter referred to as First Parties, and SMITTY'S SUPER VALU, INC., an Iowa corporation hereinafter referred to as Second Party.

         WITNESSETH:

         WHEREAS, on June 29, 1960, Pasqualetti Properties, Inc., an Arizona corporation, as Lessor, leased to Second Party, as Lessee, the property described as follows:

                  That part of the Northeast quarter of the Northeast quarter of Section Sixteen (16), Township One (1) North, Range Three (3) East of the Gila and Salt River Base and Meridian, described as follows:

                  BORDERING South 45 degrees 0 minutes West 46.88 feet from the Northeast corner of said Section 16, and the true point of beginning; thence Southerly 1310.47 feet to a point 33 feet West of the East line of said Section 16; thence Westerly
                  652.40 feet to a point that is 1316.25 feet South of the North line of said section 16, thence Westerly 225.36 feet to a point that is 1318.59 feet South of the North line of said section 16; thence Northerly 1285.59 feet to a point 33 feet South of the North line of said Section 16; thence Easterly parallel to the North line of said Section 16, a distance of
                  855.44 feet to the true point of beginning.

                  ALSO KNOWN as a portion of tracts One (1) and Two (2) of STATE PLAT NO. 2, according to the plat of record in the office of the County Recorder of Maricopa County, Arizona in Book 8 of Maps, page 24.

said Lease being recorded in Docket 5329, page 85, in the office of the County Recorder of
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Maricopa County, Arizona;

         AND WHEREAS, the First Parties are the successors in interest as Lessors of the above described property by Warranty Deed recorded in Docket ________, page ___, records of Maricopa County Arizona:

         AND WHEREAS, the Parties hereto are desirous of placing said Lease in escrow with Lawyers Title of Phoenix, an Arizona Corporation, so that Lawyers Title may receive payment from the Second Party under said Lease and in turn pay the First Parties the respective amount due each;

         NOW THEREFORE, it is mutually understood and agreed as follows:

         1. Lawyers Title of Phoenix shall receive from the Second Party the payments due on the Lease each month and in turn shall pay said amount to the First parties.

         2. The First Parties shall each receive one-fourth of the monthly rental due under said Lease.

         3. That at the date hereof Lawyers Title now holds the sum of ________ for disposition to the parties, which constitutes the rent of the leased premises, from January 24, 1961 to March 1, 1961.

         4. That said sum will be disbursed equally to the First Parties after payment of legal fees totaling the sum of _____________ which have been presented to Lawyers Title for payment.

         5. That the aforesaid Lease provides for a recomputation of the monthly rental after the first 5 years as determined by a "Cost of Living" formula as set forth therein; that said Company shall have no responsibility for determining the amount due as rent as each successive 5 year period terminates, but instead First Parties and Second Party shall by written agreement to said Company designate the amount that shall be paid as rent in said successive 5 year period.


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         6.       That Lawyers Title shall have no added duties other than the collection and disbursement of the rent as aforesaid unless it specifically agrees to assume additional duties upon the request of the parties hereto.

         7. That when a collection fee is due Lawyers Title for its services rendered hereunder, said fees shall be deducted on a pro-rata basis from the individual collection sent to the First Parties in the month in which said fee becomes due and payable.

         IN WITNESS WHEREOF, the Parties hereto have executed this Agreement the day and year first above written.



                                            /s/ Rose Pasqualetti Jenkins
                                            ------------------------------------
                                            Rose Pasqualetti Jenkins


                                            /s/ Amos Pasqualetti
                                            ------------------------------------
                                            Amos Pasqualetti
SMITTY'S SUPER VALU, INC., AN
Iowa corporation,

by: /s/ Clyde B. Smith                      /s/ Anthony Pasqualetti
    -----------------------------           ------------------------------------
                                            Anthony Pasqualetti
Second Party
                                            /s/ Ben Pasqualetti
                                            by Victor F. Krohn, guardian
                                            ------------------------------------
                                            Ben Pasqualetti
                                            First Parties


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